EXHIBIT 99.2
PRIME GROUP REALTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:
INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

PRIME GROUP REALTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
BASIS OF PRESENTATION
The accompanying unaudited pro forma condensed consolidated financial statements reflect the financial position and results of operations of the Company after giving effect to the Continental Towers transaction described in Item 2.01 of this filing in addition to the sale of 180 North LaSalle Street that occurred on May 17, 2010.
These unaudited pro forma statements have been prepared by the Company based upon transactions identified in the related footnotes. The pro forma adjustments presented herein are shown for comparative purposes only. The unaudited pro forma statements are based on the previously reported historical financial statements of the Company and should be read in conjunction with those financial statements and the related footnotes included in the Company’s Form 10-Q for the quarterly period ended March 31, 2010 and Form 10-K for the year ended December 31, 2009.
The unaudited pro forma condensed consolidated balance sheet assumes both transactions took place on March 31, 2010. The unaudited pro forma condensed consolidated statements of operations assumes both transactions took place on January 1, 2009.

Prime Group Realty Trust
Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2010
(Dollars in thousands)

		Pro Forma
		Adjustments	Pro Forma
		180 N.	Adjustments
		LaSalle	Continental	Pro
	Historical (1)	Street (2)	Towers (3)	Forma
Assets
Real estate:
Land	$58,864	$—	$(12,529)	$46,335
Building and improvements	209,188	—	(54,479)	154,709
Tenant improvements	32,319	—	(11,147)	21,172
Furniture, fixtures and equipment	858	—	(99)	759

	301,229	—	(78,254)	222,975
Accumulated depreciation	(55,056)	—	20,778	(34,278)

	246,173	—	(57,476)	188,697
In-place lease value, net	1,819	—	(1,159)	660
Above-market lease value, net	453	—	(7)	446

	248,445	—	(58,642)	189,803

Property held for sale, net	70,951	(70,951)	—	—

Cash and cash equivalents	11,440	12,363 (4)	106	23,909
Receivables, net of allowance for doubtful accounts:
Tenant	359	—	(73)	286
Deferred rent	10,408	—	(4,587)	5,821
Other	539	—	(12)	527
Restricted cash escrows	25,067	—	(7,039)	18,028
Deferred costs, net	12,075	—	(2,785)	9,290
Other	427	—	(65)	362

Total assets	$379,711	$(58,588)	$(73,097)	$248,026

Liabilities and Equity (Deficit)

Mortgage and notes payable	$276,830	$—	$(115,000)	$161,830
Mortgage note payable — property held for sale	60,862	(60,862)	—	—
Property held for sale	7,485	(7,485)	—	—
Accrued interest payable	4,128	—	(3,123)	1,005
Accrued real estate taxes	8,308	—	(3,015)	5,293
Accrued tenant improvement allowances	494	—	(20)	474
Accrued environmental remediation liabilities	9,898	—	—	9,898
Accounts payable and accrued expenses	4,182	—	(558)	3,624
Liabilities for leases assumed	1,961	—	—	1,961
Below-market lease value, net	2,563	—	(1,558)	1,005
Other	4,722	—	(1,526)	3,196

Total liabilities	381,433	(68,347)	(124,800)	188,286

Commitments and contingencies

Shareholders’ (deficit) equity:
Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
Series B — Cumulative Redeemable Preferred Shares, 4,000,000 shares designated, issued and outstanding	40	—	—	40
Common Shares, $0.01 par value; 100,000,000 shares authorized; 236,483 shares issued and outstanding	2	—	—	2
Additional paid-in capital	243,688	—	—	243,688
Retained deficit	(157,939)	—	—	(157,939)

Total equity — Prime Group Realty Trust	85,791	—	—	85,791
Noncontrolling interest	(87,513)	9,759	51,703	(26,051)

Total (deficit) equity	(1,722)	9,759	51,703	59,740

Total liabilities and (deficit) equity	$379,711	$(58,588)	$(73,097)	$248,026

See accompanying notes.

Prime Group Realty Trust
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Three Months Ended March 31, 2010
(Dollars in Thousands, except shares and per share amounts)

		Pro Forma
		Adjustments	Pro Forma
		180 N.	Adjustments
		LaSalle	Continental	Pro
	Historical (1)	Street (2)	Towers (3)	Forma
Revenue:
Rental	$7,392	$—	$(2,445)	$4,947
Tenant reimbursements	4,602	—	(1,146)	3,456
Other property revenues	960	—	(170)	790
Services Company revenue	136	—	—	136

Total revenue	13,090	—	(3,761)	9,329

Expenses:
Property operations	4,483	—	(1,407)	3,076
Real estate taxes	2,453	—	(980)	1,473
Depreciation and amortization	4,160	—	(976)	3,184
General and administrative	1,291	—	—	1,291
Services Company operations	135	—	—	135

Total expenses	12,522	—	(3,363)	9,159

Operating income	568	—	(398)	170
Interest and other income	415	—	(2)	413
Income from investments in unconsolidated joint venture	36	—	—	36
Interest:
Expense	(5,922)	—	3,124	(2,798)
Amortization of deferred financing costs	(287)	—	26	(261)

Loss from continuing operations	(5,190)	—	2,750	(2,440)
Discontinued operations	(262)	363	—	101

Net loss	(5,452)	363	2,750	(2,339)
Net loss attributable to noncontrolling interest	5,404	(360)	(2,726)	2,318

Net loss attributable to Prime Group Realty Trust	(48)	3	24	(21)
Net income allocated to preferred shareholders, net of noncontrolling interest of $2,230	(20)	—	—	(20)

Net loss available to common shareholders	$(68)	$3	$24	$(41)

Basic and diluted loss attributable to common shareholders per common share:
Loss from continuing operations	$(0.28)	$—	$0.10	$(0.18)
Discontinued operations	(0.01)	0.02	—	0.01

Net loss attributable to common shareholders per common share-basic and diluted	$(0.29)	$0.02	$0.10	$(0.17)

Prime Group Realty Trust
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2009
(Dollars in Thousands, except shares and per share amounts)

		Pro Forma
		Adjustments	Pro Forma
		180 N.	Adjustments
		LaSalle	Continental	Pro
	Historical (1)	Street (2)	Towers (3)	Forma
Revenue:
Rental	$41,793	$(9,350)	$(11,837)	$20,606
Tenant reimbursements	30,588	(8,412)	(6,223)	15,953
Other property revenues	4,553	(28)	(763)	3,762
Services Company revenue	981	—	—	981

Total revenue	77,915	(17,790)	(18,823)	41,302

Expenses:
Property operations	26,020	(5,377)	(5,608)	15,035
Real estate taxes	15,504	(4,129)	(4,299)	7,076
Depreciation and amortization	27,619	(8,481)	(6,460)	12,678
General and administrative	6,211	—	—	6,211
Services Company operations	1,063	—	—	1,063
Provision for asset impairment	63,013	—	(59,937)	3,076
Loss on tax indemnification	1,799	—	(1,799)	—

Total expenses	141,229	(17,987)	(78,103)	45,139

Operating loss	(63,314)	197	59,280	(3,837)
Interest and other income	4,948	(7)	(4)	4,937
Income from investments in unconsolidated joint venture	84	—	—	84
Interest:
Expense	(25,790)	3,504	6,845	(15,441)
Amortization of deferred financing costs	(4,244)	2	103	(4,139)
Gain on sales of real estate	—	8,494	—	8,494
Loss on asset disposition and extinguishment of debt	—	—	(7,290)	(7,290)

(Loss) income from continuing operations	(88,316)	12,190	58,934	(17,192)
Discontinued operations	36	—	—	36

Net (loss) income	(88,280)	12,190	58,934	(17,156)
Net loss (income) attributable to noncontrolling interest	79,879	(12,082)	(58,413)	9,384

Net loss attributable to Prime Group Realty Trust	(8,401)	108	521	(7,772)
Net income allocated to preferred shareholders, net of noncontrolling interest of $8,920	(80)	—	—	(80)

Net loss available to common shareholders	$(8,481)	$108	$521	$(7,852)

Basic and diluted loss attributable to common shareholders per common share:
Loss from continuing operations	$(35.86)	$0.46	$2.20	$(33.20)
Discontinued operations	—	—	—	—

Net loss attributable to common shareholders per common share-basic and diluted	$(35.86)	$0.46	$2.20	$(33.20)

Prime Group Realty Trust
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
March 31, 2010
(1)	Represents the Company’s historical consolidated balance sheet as of March 31, 2010.

(2)	Represents the elimination of the Company’s historical ownership amounts related to 180 N. LaSalle Street.

(3)	Represents the elimination of the Company’s historical ownership amounts related to Continental Towers.

(4)	Represents the net proceeds received from the sale of 180 N. LaSalle Street.

Prime Group Realty Trust
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
Three Months Ended March 31, 2010 and Year Ended December 31, 2009
(1)	Represents the Company’s historical consolidated statements of operations.

(2)	Represents the elimination of the Company’s historical ownership amounts related to 180 N. LaSalle Street.

(3)	Represents the elimination of the Company’s historical ownership amounts related to Continental Towers.